Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF FLORIDA

MIAMI DIVISION

IN RE:	}	CASE NUMBER 09-19940-LMI
	}	(Jointly Administered)
BANKUNITED FINANCIAL (1)	}
CORPORATION, ET AL.	}	JUDGE Hon. Laurel M. Isicoff
}
DEBTOR.	}	CHAPTER 11

DEBTORS’ CONSOLIDATED STANDARD MONTHLY OPERATING REPORT (BUSINESS)

FOR THE PERIOD

FROM                April 1, 2011            TO            April 30, 2011

Comes now the above-named debtor and files its Monthly Operating Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.

/s/ Joseph J. Luzinski, CRO
Debtor’s Signature

Debtor’s Address	Attorney’s Address
and Phone Number:	and Phone Number:

c/o Development Specialists, Inc.	Greenberg Traurig, P.A.

200 South Biscayne Boulevard, Suite 1818	333 Avenue of the Americas

Miami, FL 33131-2329	Miami, FL 33131

(305) 374-2717	(305) 579-0500

Note: The original Monthly Operating Report is to be filed with the court and a copy simultaneously provided to the United States Trustee Office. Monthly Operating Reports must be filed by the 20th day of the following month.

For assistance in preparing the Monthly Operating Report, refer to the following resources on the United States Trustee Program Website, http://www.usdoj.gov/ust/r21/index.htm.

1)	Instructions for Preparations of Debtor’s Chapter 11 Monthly Operating Report
2)	Initial Filing Requirements
3)	Frequently Asked Questions (FAQs) http://www.usdoj.gov/ust/.

(1) On the Petition Date, the following affiliated entities filed concurrently for Chapter 11:

BankUnited Financial Corporation (Case #09-19940)

BankUnited Financial Services, Inc. (Case #09-19941)

CRE America Corporation (Case #09-19942)

MOR-1 (3)

GENERAL DISCLAIMER

These bankruptcy cases were filed on May 22, 2009, the day after the regulatory seizure of Debtor BankUnited Financial Corporation’s wholly-owned banking subsidiary, BankUnited, FSB, and the ensuing sale of that subsidiary’s assets by the Federal Deposit Insurance Corporation to BankUnited, a de novo federal savings association organized under the laws of the United States (“New Bank”). The Debtors’ current Chief Restructuring Officer, Joseph J. Luzinski (the “CRO”) was appointed effective June 2, 2009, eleven days after these cases were filed. Nearly all of the books and records of the Debtors are presently in the possession of the FDIC or New Bank. Accordingly, the information contained herein is based on the information currently available to the CRO and is subject to modification as additional information becomes available.

Nothing herein shall be construed as an admission or determination by the Debtors as to any amount or value set forth herein, the validity of any debt listed herein, ownership of any asset listed herein, the completeness of any financial statement set forth herein, or otherwise as to the accuracy or completeness of any information contained herein. The Debtors expressly reserve the right to modify any and all information contained herein as additional information becomes available.

Disclaimer (3)

SCHEDULE OF RECEIPTS AND DISBURSEMENTS

FOR THE PERIOD BEGINNING April 1, 2011 AND ENDING April 30, 2011

Name of Debtor:	BANKUNITED FINANCIAL CORPORATION, ET AL.	Case Number	09-19940-LMI
Date of Petition:	May 22, 2009		(Jointly Administered)

				CURRENT MONTH		CUMULATIVE PETITION TO DATE
1.	FUNDS AT BEGINNING OF PERIOD			$11,785,749	(a)	$—	(b)

2.	RECEIPTS:
	A.	Cash Sales		$—		$—

		Minus: Cash Refunds	(-)	$—		$—

		Net Cash Sales		$—		$—

	B.	Accounts Receivable		$—		$—

	C.	Other Receipts (See MOR-3)		$3,892		$19,574,617

	(If you receive rental income, you must attach a rent roll.)
3.	TOTAL RECEIPTS (Lines 2A+2B+2C)			$3,892		$19,574,617

4.	TOTAL FUNDS AVAILABLE FOR OPERATIONS (Line 1 + Line 3)			$11,789,641		$19,574,617

5	DISBURSEMENTS
	A.	Advertising		$—		$141,170

	B.	Bank Charges		$109		$2,493

	C.	Contract Labor		$—		$—

	D.	Fixed Asset Payments (not incl. in “N”)		$—		$—	(1)

	E.	Insurance		$—		$—

	F.	Inventory Payments (See Attach. 2)		$—		$—

	G.	Leases		$—		$—

	H.	Manufacturing Supplies		$—		$—

	I.	Office Supplies		$—		$1,043

	J.	Payroll - Net (See Attachment 4B)		$—		$—

	K.	Professional Fees (Accounting & Legal)		$251,557		$7,714,536

	L.	Rent		$—		$—

	M.	Repairs & Maintenance		$—		$—

	N.	Secured Creditor Payments (See Attach. 2)		$—		$—

	O.	Taxes Paid - Payroll (See Attachment 4C)		$—		$—

	P.	Taxes Paid - Sales & Use (See Attachment 4C)		$—		$—

	Q.	Taxes Paid - Other (See Attachment 4C)		$—		$1,147

	R.	Telephone		$—		$—

	S.	Travel & Entertainment		$—		$562

	T.	U.S. Trustee Quarterly Fees		$5,525		$51,025

	U.	Utilities		$—		$—

	V.	Vehicle Expenses		$—		$—

	W.	Other Operating Expenses (See MOR-3)		$1,225		$131,416

6.	TOTAL DISBURSEMENTS (Sum of 5A thru W)			$258,416		$8,043,392

7.	ENDING BALANCE (Line 4 Minus Line 6)			$11,531,225	(c)	$11,531,225	(c)

I declare under penalty of perjury that this statement and the accompanying documents and reports are true and correct to the best of my knowledge and belief, subject to the General Disclaimer and footnotes to this Report.

This 19th day of May, 2011.	/s/ Joseph J. Luzinski, as CRO
(Signature)

(a)	This number is carried forward from last month’s report. For the first report only, this number will be the balance as of the petition date.
(b)	This figure will not change from month to month. It is always the amount of funds on hand as of the date of the petition.
(c)	These two amounts will always be the same if form is completed correctly.

(1) Debtor has reclassified the work performed by Epic Bankruptcy Solutions from Contract Labor to Other Operating Expenses.
MOR-2 (3)

MONTHLY SCHEDULE OF RECEIPTS AND DISBURSEMENTS (cont’d)

Detail of Other Receipts and Other Disbursements

OTHER RECEIPTS:

Describe Each Item of Other Receipt and List Amount of Receipt. Write totals on Page MOR-2, Line 2C.

Description	Current Month	Cumulative Petition to Date
BUFC - Close Pre-Petition Bank Accounts	$—	$16,061,971

BUFC - Interest Income	$576	$15,171

BUFC - Retainer Recoveries	$—	$407,141

BUFC - Transfer of Brokerage Accounts from “Old Bank”	$—	$57,039

BUFC - Preference Recoveries	$—	$431,970

BUFC - Insurance Premium Refunds	$—	$191,931

BUFS - Close Pre-Petition Bank Accounts	$—	$2,033,234

BUFS - Interest Income	$136	$2,771

BUFS - Return of Suntrust Funds	$—	$98,238

BUFS - Commissions Revenue	$79	$984

BUFS - Refunds	$—	$413

BUFS - Settlement Income	$3,086	$3,086

BU Realty - Close “Old Bank” Bank Accounts	$—	$30,550

BU Realty - Interest Income	$2	$37

CRE - Close Pre-Petition Bank Accounts	$—	$239,791

CRE - Interest Income	$14	$288

TOTAL OTHER RECEIPTS	$3,892	$19,574,617

“Other Receipts” includes Loans from Insiders and other sources (i.e. Officer/Owner, related parties directors, related corporations, etc.). Please describe below:

Loan Amount	Source of Funds	Purpose	Repayment Schedule
None

OTHER DISBURSEMENTS:

Describe Each Item of Other Disbursement and List Amount of Disbursement. Write totals on Page MOR-2, Line 5W.

Description	Current Month	Cumulative Petition to Date
Corporate Filing Fees	$—	$1,050

Employee Expense Reimbursement	$—	$2,088

Financial Subscriptions	$—	$12,700

CRE - St. Regis Timeshare Annual Maintenance Fees	$—	$20,966

EDGAR Filing Fees	$1,225	$25,901

Stock Transfer Agent	$—	$30,314

IRS (non-tax payment)	$—	$14,000

Claims	$—	$12,816

Bank Error	$—	$—

Noticing Agent / Creditor Committee Support	$—	$11,581	(1)

TOTAL OTHER DISBURSEMENTS	$1,225	$131,416

NOTE: Attach a current Balance Sheet and Income (Profit & Loss) Statement.

(1)	Debtor has reclassified the work performed by Epic Bankruptcy Solutions from Contract Labor to Other Operating Expenses.

MOR-3

BankUnited Financial Corporation, et al., DIP

Consolidated Income Statement

For the period ended

April 30, 2011

Cash Basis	BankUnited Financial Corp., DIP	BankUnited Financial Svc., DIP	BU Realty Corp.	CRE America, Corp., DIP	TOTAL BUFC, et al., DIP
Ordinary Income/Expense
Income
Commissions Revenue	0	79	0	0	79
Insurance Premium Refunds	0	0	0	0	0
Preference Recoveries	0	0	0	0	0
Retainer Recoveries	0	0	0	0	0
Transfer from Old Bank	0	0	0	0	0

Total Income	0	79	0	0	79
Expense
Administrative	0	0	0	0	0
Advertising	0	0	0	0	0
Bank Charges	109	0	0	0	109
Board Compensation	0	0	0	0	0
Contract Labor	0	0	0	0	0
Insurance	0	0	0	0	0
Other Operating Expenses	1,225	0	0	0	1,225
Professional Fees
CRO Fees	20,000	0	0	0	20,000
Financial Advisor Fees
Fin. Advisor Fees - Committee	8,464	0	0	0	8,464
Fin. Advisor Fees - Debtor	54,983	0	0	0	54,983

Financial Advisor Fees	63,447	0	0	0	63,447
Financial Advisor Reimb Expense
Fin. Adv. Reimb Exp - Committee	0	0	0	0	0
Fin. Adv. Reimb Exp - Debtor	84	0	0	0	84

Financial Advisor Reimb Expense	84	0	0	0	84
Legal Fees
Legal Fees - Committee	93,557	0	0	0	93,557
Legal Fees - Debtor	68,343	0	0	0	68,343
Legal Fees - Other	0	0	0	0	0

Legal Fees	161,899	0	0	0	161,899
Legal Reimb Expenses
Legal Reimb Exp - Committee	4,471	0	0	0	4,471
Legal Reimb Exp - Debtor	1,655	0	0	0	1,655
Legal Reimb Exp - Other	0	0	0	0	0

Legal Reimb Expense	6,126	0	0	0	6,126

Total Professional Fees	251,556	0	0	0	251,556
Taxes	0	0	0	0	0
U.S. Trustee Quarterly Fees	4,875	325	0	325	5,525

Total Expense	257,765	325	0	325	258,415

Net Ordinary Income	(257,765)	(246)	0	(325)	(258,336)

Other Income/Expense
Other Income
Other Receipts
Miscellaneous Receipts	0	3,086	0	0	3,086
Interest Income	576	136	2	14	727

Total Other Receipts	576	3,221	2	14	3,813

Total Other Income	576	3,221	2	14	3,813

Net Other Income	576	3,221	2	14	3,813

Net Incr./(Decr.) in Cash During Period	(257,189)	2,975	2	(311)	(254,523)

BankUnited Financial Corporation, et al., DIP

Consolidated Income Statement

Inception to Date

(April 30, 2011)

Cash Basis	BankUnited Financial Corp., DIP	BankUnited Financial Svc., DIP	BU Realty Corp.	CRE America, Corp., DIP	TOTAL BUFC, et al., DIP
Ordinary Income/Expense
Income
Commissions Revenue	0	984	0	0	984
Insurance Premium Refunds	191,931	0	0	0	191,931
Other Receipts (See MOR-3)	0	98,238	0	0	98,238
Preference Recoveries	431,970	0	0	0	431,970
Retainer Recoveries	407,141	0	0	0	407,141
Transfer from Old Bank	11,391,219	2,033,234	30,550	239,791	13,694,794

Total Income	12,422,262	2,132,456	30,550	239,791.20	14,825,059
Expense
Administrative	54,383	0	0	0	54,383
Advertising	141,170	0	0	0	141,170
Bank Charges	2,494	0	0	0	2,494
Board Compensation	157,500	0	0	0	157,500
Contract Labor	0	796	0	0	796
Insurance	0	0	0	0	0
Office Supplies	1,043	0	0	0	1,043
Other Operating Expenses	54,370	300	300	21,266	76,236
Professional Fees
CRO Fees	490,000	0	0	0	490,000
Financial Advisor Fees	1,098,089	0	0	0	1,098,089
Financial Advisor Reimb Expense	23,924	0	0	0	23,924
Legal Fees	5,764,286	0	0	0	5,764,286
Legal Reimb Expense	180,738	0	0	0	180,738

Total Professional Fees	7,557,036	0	0	0	7,557,036
Travel & Entertainment	0	0	0	0	0
Taxes	0	0	0	0	0
U.S. Trustee Quarterly Fees	45,500	2,600	0	2,925	51,025

Total Expense	8,013,496	3,696	300	24,191	8,041,684

Net Ordinary Income	4,408,766	2,128,760	30,250	215,600	6,783,375
Other Income/Expense
Other Income
Other Receipts
Miscellaneous Receipts	50	3,449	0	0	3,499
Interest Income	15,171	2,771	38	289	18,269

Total Other Receipts	15,221	6,220	38	289	21,768

Total Other Income	15,221	6,220	38	289	21,768

Net Other Income	15,221	6,220	38	289	21,768

Net Income	4,423,987	2,134,979	30,288	215,889	6,805,143

BankUnited Financial Corporation, et al.,DIP

Consolidated Balance Sheet

As of April 30, 2011

	BankUnited Financial Corp., DIP			BankUnited Financial Svc., DIP
ASSETS(1)
Current Assets
Checking/Savings
Pre-Petition Bank Accounts	—	(2)		—	(2)
Post-Petition Bank Accounts	9,099,531			2,134,979
Brokerage Accounts	—			—
FHLB Overnight Deposit	51,636			—

Total Checking/Savings			9,151,168			2,134,979
Accounts Receivable			16,163			—	(3)
Other Current Assets
Deposits	—			—
Income Tax Receivable	1,008,753			197,196
Other Receivables	—			107,783	(3)
Prepaid Assets	—			—
Related Party Loans Receivable	14,504,588	(4)		—

Total Other Current Assets			15,513,341			304,979

Total Current Assets			24,680,672			2,439,958

Fixed Assets
Accumulated Depreciation	—			—
Furniture and Equipment	—			—

Total Fixed Assets			—			—
Other Assets
Deferred Offering Cost	—			—
Deferred Tax Asset	29,567			—
Investment in BKUN Stat Trust	7,121,000			—
Investment in Partnerships	1,354,044	(5)		—
Investment in Subsidiaries	—			—
Painting & Other Art Works	36,111			—
Timeshare	—			—
Trademarks	—			—

Total Other Assets			8,540,722			—

TOTAL ASSETS(1)			33,221,393			2,439,958

Liabilities & Equity(1)
Liabilities
Pre-Petition Liabilities
Accrued Expenses	652,578			—
Accrued Interest Payable	11,127,142			—
Convertible Notes -BUFC- 3.125%	120,000,000			—
Deferred Taxes	5,232,489			—
Forward Purchase Contract	2,652,223			—
Related Party Loans Payable	—			3,401,671	(4)
Sub Sr Note - BUFC - 6.37% 4/07	184,000,000			—
Subdebt@3MTH - BUFC- L+3% 09/07	12,500,000			—
Subnotes - BUFC	237,261,000			—

Total Pre-Petition Liabilities			573,425,431			3,401,671

Total Liabilities			573,425,431			3,401,671

Equity
Retained Earnings - Pre-Petition	(544,835,839)			(3,096,692)
Retained Earnings - Post Petition	4,423,987			2,134,979
Unrealized Gain/(Loss) on Investment in Partnerships	207,813			—
Total Equity			(540,204,038)			(961,713)

TOTAL LIABILITIES & EQUITY(1)			33,221,393			2,439,958

The accompanying Notes to the Financial Statements constitute a material component of, and qualify in its entirety, the balance sheet listed above.

BankUnited Financial Corporation, et al.,DIP

Consolidated Balance Sheet

As of April 30, 2011

	BU Realty Corp.			CRE America Corp., DIP			TOTAL BUFC, et al., DIP
ASSETS(1)
Current Assets
Checking/Savings
Pre-Petition Bank Accounts	—	(2)		—	(2)		—
Post-Petition Bank Accounts	29,191			215,889			11,479,590
Brokerage Accounts	—			—			—
FHLB Overnight Deposit	—			—			51,636

Total Checking/Savings			29,191			215,889	11,531,226
Accounts Receivable			—			—	16,163
Other Current Assets
Deposits	—			—			—
Income Tax Receivable	—			613			1,206,562
Other Receivables	—			—			107,783
Prepaid Assets	—			—			—
Related Party Loans Receivable	1,097			7,460	(4)		14,513,145

Total Other Current Assets			1,097			8,073	15,827,490

Total Current Assets			30,288			223,962	27,374,879

Fixed Assets
Accumulated Depreciation	—			—			—
Furniture and Equipment	—			—			—

Total Fixed Assets			—			—	—
Other Assets
Deferred Offering Cost	—			—			—
Deferred Tax Asset	—			—			29,567
Investment in BKUN Stat Trust	—			—			7,121,000
Investment in Partnerships	—			—			1,354,044
Investment in Subsidiaries	—			—			—
Painting & Other Art Works	—			—			36,111
Timeshare	—			578,449			578,449

Trademarks	—			—			—

Total Other Assets			—			578,449	9,119,171

TOTAL ASSETS(1)			30,288			802,411	36,494,050

Liabilities & Equity(1)
Liabilities
Pre-Petition Liabilities
Accrued Expenses	—			—			652,578
Accrued Interest Payable	—			—			11,127,142
Convertible Notes -BUFC- 3.125%	—			—			120,000,000
Deferred Taxes	—			—			5,232,489
Forward Purchase Contract	—			—			2,652,223
Related Party Loans Payable	—			—			3,401,671
Sub Sr Note - BUFC - 6.37% 4/07	—			—			184,000,000
Subdebt@3MTH - BUFC- L+3% 09/07	—			—			12,500,000
Subnotes - BUFC	—			—			237,261,000

Total Pre-Petition Liabilities			—			—	576,827,103

Total Liabilities			—			—	576,827,103

Equity
Retained Earnings - Pre-Petition	—			586,522			(547,346,009)
Retained Earnings - Post Petition	30,288			215,889			6,805,143
Unrealized Gain/(Loss) on Investment in Partnerships	—			—			207,813
Total Equity			30,288			802,411	(540,333,052)

TOTAL LIABILITIES & EQUITY(1)			30,288			802,411	36,494,050

The accompanying Notes to the Financial Statements constitute a material component of, and qualify in its entirety, the balance sheet listed above.

BankUnited Financial Corporation, et al.,DIP

Notes to the Financial Statements

For the Period Ended

April 30, 2011

Notes to the Financial Statements:

(1)	All cash accounts are listed at their current cash balances. All other balances reported were obtained from Debtors’ trial balances prepared as of May 21, 2009. Actual existence, ownership, and value have not been confirmed as of the Reporting Date. This balance sheet is subject to change should any variations in asset and liability values be discovered subesquent to the filing of this Report.

(2)	All pre-petition bank accounts were closed in June 2009 when the balance of funds were transferred to the respective BankUnited Financial Corp., et al., DIP accounts.

(3)	LPL Financial Corporation (LPL) entered into an agreement with BankUnited Financial Corporation (BUFC) and BankUnited Financial Services (BUFS) to sell, in non-debtor subsidiary BankUnited, FSB bank branches using the BUFS name, financial planning products and advisory services, including equities, debt securities, open-end/closed-end mutual funds, and public limited partnerships. Commissions for the sale of these products are due semi-monthly. It has not been confirmed whether any commissions are currently outstanding and, if so, whether the amounts have been incorporated into the Debtor’s trial balance for the purposes of these financial statements.

(4)	Intercompany accounts included in the Debtors’ trial balances. In addition to outstanding balances with BUFS and CRE America Corp. (CRE), BUFC listed intercompany loans to BankUnited, FSB ($11,114,391) and BU Realty Corporation ($4,625), both of which are not included in the filing of this jointly-administered case.

(5)	Market value of investments in Malta Hedge Fund II, LP and SOAM Capital Partners, LP per the latest month-end or quarter-end statements provided.

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF FLORIDA

MIAMI DIVISION

IN RE:	}	CASE NUMBER 09-19941-LMI
}
BANKUNITED FINANCIAL	}
SERVICES, INC.	}	JUDGE Hon. Laurel M. Isicoff
}
DEBTOR.	}	CHAPTER 11

DEBTORS’ CONSOLIDATED STANDARD MONTHLY OPERATING REPORT (BUSINESS)

FOR THE PERIOD

FROM            April 1, 2011            TO            April 30, 2011

Comes now the above-named debtor and files its Monthly Operating Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.

/s/ Joseph J. Luzinski, CRO
Debtor’s Signature

Debtor’s Address	Attorney’s Address
and Phone Number:	and Phone Number:

c/o Development Specialists, Inc.	Greenberg Traurig, P.A.

200 South Biscayne Boulevard, Suite 1818	333 Avenue of the Americas

Miami, FL 33131-2329	Miami, FL 33131

(305) 374-2717	(305) 579-0500

Note: The original Monthly Operating Report is to be filed with the court and a copy simultaneously provided to the United States Trustee Office. Monthly Operating Reports must be filed by the 20th day of the following month.

For assistance in preparing the Monthly Operating Report, refer to the following resources on the United States Trustee Program Website, http://www.usdoj.gov/ust/r21/index.htm.

1)	Instructions for Preparations of Debtor’s Chapter 11 Monthly Operating Report
2)	Initial Filing Requirements
3)	Frequently Asked Questions (FAQs) http://www.usdoj.gov/ust/.

MOR-1 (2)

GENERAL DISCLAIMER

This bankruptcy case was filed on May 22, 2009, the day after the regulatory seizure of Debtor BankUnited Financial Corporation’s wholly-owned banking subsidiary, BankUnited, FSB, and the ensuing sale of that subsidiary’s assets by the Federal Deposit Insurance Corporation to BankUnited, a de novo federal savings association organized under the laws of the United States (“New Bank”). The Debtors’ current Chief Restructuring Officer, Joseph J. Luzinski (the “CRO”) was appointed effective June 2, 2009, eleven days after these cases were filed. Nearly all of the books and records of the Debtors are presently in the possession of the FDIC or New Bank. Accordingly, the information contained herein is based on the information currently available to the CRO and is subject to modification as additional information becomes available.

Nothing herein shall be construed as an admission or determination by the Debtor as to any amount or value set forth herein, the validity of any debt listed herein, ownership of any asset listed herein, the completeness of any financial statement set forth herein, or otherwise as to the accuracy or completeness of any information contained herein. The Debtor expressly reserve the right to modify any and all information contained herein as additional information becomes available.

SCHEDULE OF RECEIPTS AND DISBURSEMENTS

April 1, 2011	AND ENDING	April 30, 2011

Name of Debtor:	BANK UNITED FINANCIAL SERVICES, INC.	Case Number	09-19941-LMI
Date of Petition:	May 22, 2009

			CURRENT MONTH		CUMULATIVE PETITION TO DATE
1.			$2,132,004	(a)	$—	(b)

2.	Market value of investments in Malta Hedge Fund II, LP and SOAM Capital Partners, LP per the latest month-end or quarter-end statements provided.				.
	A. Cash Sales		$—		$—

	Minus: Cash Refunds	(-)	$—		$—

	Net Cash Sales		$—		$—

	B. Accounts Receivable		$—		$—

	C. Other Receipts (See MOR-3)		$3,300		$2,138,675

(If you receive rental income, you must attach a rent roll.)
3.	TOTAL RECEIPTS (Lines 2A+2B+2C)		$3,300		$2,138,675

4.	TOTAL FUNDS AVAILABLE FOR OPERATIONS (Line 1 + Line 3)		$2,135,304		$2,138,675

5.	DISBURSEMENTS
	A. Advertising		$—		$—

	B. Bank Charges		$—		$—

	C. Contract Labor		$—		$796

	D. Fixed Asset Payments (not incl. in “N”)		$—		$—

	E. Insurance		$—		$—

	F. Inventory Payments (See Attach. 2)		$—		$—

	G. Leases		$—		$—

	H. Manufacturing Supplies		$—		$—

	I. Office Supplies		$—		$—

	J. Payroll - Net (See Attachment 4B)		$—		$—

	K. Professional Fees (Accounting & Legal)		$—		$—

	L. Rent		$—		$—

	M. Repairs & Maintenance		$—		$—

	N. Secured Creditor Payments (See Attach. 2)		$—		$—

	O. Taxes Paid - Payroll (See Attachment 4C)		$—		$—

	P. Taxes Paid - Sales & Use (See Attachment 4C)		$—		$—

	Q. Taxes Paid - Other (See Attachment 4C)		$—		$—

	R. Telephone		$—		$—

	S. Travel & Entertainment		$—		$—

	T. U.S. Trustee Quarterly Fees		$325		$2,600

	U. Utilities		$—		$—

	V. Vehicle Expenses		$—		$—

	W. Other Operating Expenses (See MOR-3)		$—		$300

6.	TOTAL DISBURSEMENTS (Sum of 5A thru W)		$325		$3,696

7.	ENDING BALANCE (Line 4 Minus Line 6)		$2,134,979	(c)	$2,134,979	(c)

I declare under penalty of perjury that this statement and the accompanying documents and reports are true and correct to the best of my knowledge and belief, subject to the General Disclaimer and footnotes to this Report.

This 19th day of May, 2011.	/s/ Joseph J. Luzinski, as CRO
(Signature)

(a)	This number is carried forward from last month's report. For the first report only, this number will be the balance as of the petition date.
(b)	This figure will not change from month to month. It is always the amount of funds on hand as of the date of the petition.
(c)	These two amounts will always be the same if form is completed correctly.

MOR-2 (2)

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF FLORIDA

MIAMI DIVISION

IN RE:	}	CASE NUMBER 09-19942-LMI
}
CRE AMERICA	}
CORPORATION	}	JUDGE Hon. Laurel M. Isicoff
}
DEBTOR.	}	CHAPTER 11

DEBTORS’ CONSOLIDATED STANDARD MONTHLY OPERATING REPORT (BUSINESS)

FOR THE PERIOD

FROM                April 1, 2011                TO                April 30, 2011

Comes now the above-named debtor and files its Monthly Operating Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.

/s/ Joseph J. Luzinski, CRO
Debtor’s Signature

Debtor’s Address	Attorney’s Address
and Phone Number:	and Phone Number:

c/o Development Specialists, Inc.	Greenberg Traurig, P.A.

200 South Biscayne Boulevard, Suite 1818	333 Avenue of the Americas

Miami, FL 33131-2329	Miami, FL 33131

(305) 374-2717	(305) 579-0500

Note: The original Monthly Operating Report is to be filed with the court and a copy simultaneously provided to the United States Trustee Office. Monthly Operating Reports must be filed by the 20th day of the following month.

For assistance in preparing the Monthly Operating Report, refer to the following resources on the United States Trustee Program Website, http://www.usdoj.gov/ust/r21/index.htm.

1)	Instructions for Preparations of Debtor’s Chapter 11 Monthly Operating Report
2)	Initial Filing Requirements
3)	Frequently Asked Questions (FAQs) http://www.usdoj.gov/ust/.

MOR-1

GENERAL DISCLAIMER

This bankruptcy case was filed on May 22, 2009, the day after the regulatory seizure of Debtor BankUnited Financial Corporation’s wholly-owned banking subsidiary, BankUnited, FSB, and the ensuing sale of that subsidiary’s assets by the Federal Deposit Insurance Corporation to BankUnited, a de novo federal savings association organized under the laws of the United States (“New Bank”). The Debtors’ current Chief Restructuring Officer, Joseph J. Luzinski (the “CRO”) was appointed effective June 2, 2009, eleven days after these cases were filed. Nearly all of the books and records of the Debtors are presently in the possession of the FDIC or New Bank. Accordingly, the information contained herein is based on the information currently available to the CRO and is subject to modification as additional information becomes available.

Nothing herein shall be construed as an admission or determination by the Debtor as to any amount or value set forth herein, the validity of any debt listed herein, ownership of any asset listed herein, the completeness of any financial statement set forth herein, or otherwise as to the accuracy or completeness of any information contained herein. The Debtor expressly reserve the right to modify any and all information contained herein as additional information becomes available.

SCHEDULE OF RECEIPTS AND DISBURSEMENTS

FOR THE PERIOD BEGINNING         April 1, 2011         AND ENDING         April 30, 2011

Name of Debtor:	CRE AMERICA CORPORATION	Case Number	09-19942-LMI
Date of Petition:	May 22, 2009

			CURRENT MONTH		CUMULATIVE PETITION TO DATE
1.	FUNDS AT BEGINNING OF PERIOD		$216,200	(a)	$—	(b)

2.	RECEIPTS:
	A. Cash Sales		$—		$—

	Minus: Cash Refunds	(-)	$—		$—

	Net Cash Sales		$—		$—

	B. Accounts Receivable		$—		$—

	C. Other Receipts (See MOR-3)		$—		$240,066

(If you receive rental income, you must attach a rent roll.)
3.	TOTAL RECEIPTS (Lines 2A+2B+2C)		$—		$240,066

4.	TOTAL FUNDS AVAILABLE FOR OPERATIONS (Line 1 + Line 3)		$216,200		$240,066

5	DISBURSEMENTS
	A. Advertising		$—		$—

	B. Bank Charges		$—		$—

	C. Contract Labor		$—		$—

	D. Fixed Asset Payments (not incl. in “N”)		$—		$—

	E. Insurance		$—		$—

	F. Inventory Payments (See Attach. 2)		$—		$—

	G. Leases		$—		$—

	H. Manufacturing Supplies		$—		$—

	I. Office Supplies		$—		$—

	J. Payroll - Net (See Attachment 4B)		$—		$—

	K. Professional Fees (Accounting & Legal)		$—		$—

	L. Rent		$—		$—

	M. Repairs & Maintenance		$—		$—

	N. Secured Creditor Payments (See Attach. 2)		$—		$—

	O. Taxes Paid - Payroll (See Attachment 4C)		$—		$—

	P. Taxes Paid - Sales & Use (See Attachment 4C)		$—		$—

	Q. Taxes Paid - Other (See Attachment 4C)		$—		$—

	R. Telephone		$—		$—

	S. Travel & Entertainment		$—		$—

	T. U.S. Trustee Quarterly Fees		$325		$2,925

	U. Utilities		$—		$—

	V. Vehicle Expenses		$—		$—

	W. Other Operating Expenses (See MOR-3)		$—		$21,266

6.	TOTAL DISBURSEMENTS (Sum of 5A thru W)		$325		$24,191

7.	ENDING BALANCE (Line 4 Minus Line 6)		$215,875	(c)	$215,875	(c)

I declare under penalty of perjury that this statement and the accompanying documents and reports are true and correct to the best of my knowledge and belief, subject to the General Disclaimer and footnotes to this Report.

This 19th day of May, 2011.	/s/ Joseph J. Luzinski, as CRO
(Signature)

(a)	This number is carried forward from last month’s report. For the first report only, this number will be the balance as of the petition date.
(b)	This figure will not change from month to month. It is always the amount of funds on hand as of the date of the petition.
(c)	These two amounts will always be the same if form is completed correctly.

MOR-2